                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2003
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                                   NuCo2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

       Florida                        0-27378                   65-0180800
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(State or Other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)

         2800 S.E. Market Place, Stuart, Florida                    34997
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         (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (772) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events and Required FD Disclosure.
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Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

   Exhibit No.                       Description
   -----------                       -----------

       99.1                          Press Release dated August 26, 2003

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NUCO2 INC.

Date:  August 26, 2003                    By: /s/ Eric M. Wechsler
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                                              Eric M. Wechsler,
                                              General Counsel